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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 1998

                              Star Banc Corporation
               (Exact Name of Registrant as Specified in Charter)

Ohio                               0-7601                             31-0838189
(State or Other                (Commission File                 (I.R.S. Employer
Jurisdiction of                    Number)                   Identification No.)
Incorporation)

425 Walnut Street, Cincinnati, Ohio                                        45202
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (513) 632-4000

                                 Not Applicable
Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

                  On March 14, 1997, Star Banc Corporation, an Ohio corporation ("Star") registered up to $500,000,000 in securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"). The securities were registered pursuant to a base prospectus dated March 14, 1997 (the "Base Prospectus"), filed with the Securities and Exchange Commission (the "Commission") as part of a Registration Statement on Form S-3 (Registration No. 333-20133). Pursuant to a prospectus supplement to the Base Prospectus, dated November 5, 1998 and filed with the Commission pursuant to Rule 424(b) of the Act, Star issued $100,000,000 5 7/8% Notes Due 2003 (the "Notes").

                  Star entered into an underwriting agreement (the "Underwriting Agreement"), dated as of November 5, 1998, with Morgan Stanley & Co. Incorporated, as representative of the underwriters named therein, related to the Notes. The Underwriting Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



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Item 7.           Financial Statements and Exhibits.

                  (c)      The following exhibits are filed with this report:

                  Exhibit Number                    Description

                       99.1 Underwriting Agreement between Star Banc Corporation and Morgan Stanley & Co. Incorporated, as representative of the underwriters named therein, dated November 5, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    STAR BANC CORPORATION

                                                    By: /s/  David Moffett
                                                    ----------------------
                                                    Name:  David Moffett
                                                    Title: Executive Vice
                                                           President



Dated:            November 17, 1998



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                                  EXHIBIT INDEX

                  Exhibit Number                    Description

                       99.1 Underwriting Agreement between Star Banc Corporation and Morgan Stanley & Co. Incorporated, as representative of the underwriters named therein, dated November 5, 1998.